UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2009

AMERICAN INTERNATIONAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8787	13-2592361
(Commission File Number)	IRS Employer Identification No.)

70 Pine Street, New York, New York	10270
(Address of Principal Executive Offices)	(Zip Code)

(212) 770-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information.

Item 2.02. Results of Operations and Financial Condition.

Furnished as Exhibit 100 to this Current Report on Form 8-K is the following financial information from American International Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (“SEC”) on February 28, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheet at December 31, 2007 and 2006, (ii) the Consolidated Statement of Income for the years ended December 31, 2007, 2006 and 2005, (iii) the Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2007, 2006 and 2005, (iv) the Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005, (v) the Consolidated Statement of Comprehensive Income for the years ended December 31, 2007, 2006 and 2005, and (vi) the Notes to Consolidated Financial Statements, tagged as blocks of text. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents is unaudited and that these are not the official financial statements of American International Group, Inc. as filed with the SEC. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of these financial statements (including the notes thereto) and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of these sections, and is not a part of, and shall not be incorporated by reference into, any registration statement, periodic report or other document filed under the Securities Act or the Exchange Act.

Section 9 — Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

100

The following financial information from American International Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on February 28, 2008, formatted in XBRL: (i) the Consolidated Balance Sheet at December 31, 2007 and 2006, (ii) the Consolidated Statement of Income for the years ended December 31, 2007, 2006 and 2005, (iii) the Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2007, 2006 and 2005, (iv) the Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005, (v) the Consolidated Statement of Comprehensive Income for the years ended December 31, 2007, 2006 and 2005, and (vi) the Notes to Consolidated Financial Statements, tagged as blocks of text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ Kathleen E. Shannon
Kathleen E. Shannon
Senior Vice President and Secretary

Dated:  January 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

100

The following financial information from American International Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on February 28, 2008, formatted in XBRL: (i) the Consolidated Balance Sheet at December 31, 2007 and 2006, (ii) the Consolidated Statement of Income for the years ended December 31, 2007, 2006 and 2005, (iii) the Consolidated Statement of Shareholders’ Equity for the years ended December 31, 2007, 2006 and 2005, (iv) the Consolidated Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005, (v) the Consolidated Statement of Comprehensive Income for the years ended December 31, 2007, 2006 and 2005, and (vi) the Notes to Consolidated Financial Statements, tagged as blocks of text.